Exhibit 99.1

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2006 Performance - Record Earnings

Net Earnings (in thousands)
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$1,006
$2,013
$2,514
$3,901
2003
2004
2005
2006

Net Operating Earnings (in thousands)
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$1,006
$2,013
$3,444
$3,901
2003
2004
2005
2006

Greenville FIRST

Southern FIRST

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2006 Performance – Solid Asset Growth

Total Assets (in millions)
$600
$500
$400
$300
$200
$100
$231
$316
$405
$509
2003
2004
2005
2006

Loans (in millions)
$500
$400
$300
$200
$100
$209
$280
$339
$402
2003
2004
2005
2006

Greenville FIRST

Southern FIRST

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2006 Performance – Strong Retail Deposit Production

Bank	Offices	Deposits ($ mil)	Market Share
Carolina First	14	1,771	21.1%
Wachovia	20	1,636	19.5%
BB&T	20	1,260	15.0%
Bank of America	16	810	9.6%
SunTrust	20	458	5.5%
Palmetto Bank	12	305	3.6%
Bank of TR	7	304	3.6%
Greenville First	**3**	**298**	**3.6%**
21 others	48	1,564	18.5%

Source – FDIC – June 2006

Greenville FIRST

Southern FIRST

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2006 Performance – Impressive Efficiency

Efficiency Ratio
80%
70%
60%
50%
40%
59.0%
51.6%
49.2%
49.2%
2003
2004
2005
2006

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2006 Performance – Efficiency Comparison

Assets per Employee
$10.0
$8.0
$6.0
$4.0
$2.0
$8.3
$4.0
$ - millions
Greenville First
SC Average

Earnings per Employee
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$76.8
$42.8
$ - thousands
Greenville First
SC Average

Source: FDIC – December 2006

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2006 Performance - Strategic Expansion

NC
Charlotte
Greenville
SC
Atlanta
Columbia
GA
85
85
26
85

Southern FIRST

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Greenville FIRST

Southern FIRST

Strategic Plan

Greenville FIRST

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Strategic Plan – Grow Shareholder Value

Price history - GVBK (5/8/2006 - 5/7/2007)
5/8/2006
7/3/2006
10/2/2006
1/1/2007
4/2/2007
5/7/2007
10%
5%
0%
-5%
-10%
Greenville First Bancshares Nc
Nasdaq Composite Index

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Strategic Initiatives - Dynamic Markets

	Greenville Market	Columbia Market	
County:	**Greenville**	**Richland**	**Lexington**
Deposits	$8.4 billion	$7.9 billion	$2.3 billion
5 year annual growth rate	10.2%	11.9%	8.6%
Market share	3.6%	*	*
State Rank			
Population	1st	2nd	5th
Income	1st	3rd	4th

Greenville FIRST

Southern FIRST

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 [LOGO]                                                                                                                                                                                              [LOGO]

GREENVILLE  FIRST  BANCSHARES, INC.

Annual Shareholders Meeting

May 15th, 2007

[CHART]

Forward-Looking Statements

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Greenville First Bancshares, Inc.  We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected non-interest expenses, excessive loan losses and other factors) that may cause Greenville First's actual results to differ materially from the anticipated results expressed in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized.  Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Greenville First's operating results in documents filed by Greenville First Bancshares, Inc. with the Securities and Exchange Commission, including the Annual report on Form 10-K and other required filings.  Greenville First assumes no duty to update the forward-looking statements made in this presentation.

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Greenville First Bancshares - Corporate Profile

[CHART]

•     Greenville First Bank opened in 2000

•     $509.5 million in total assets (1)

•     Greenville SC market - $8.4 billion in

 deposits - 3.6% market share (2)

•     Columbia SC market - LPO opening

 first quarter of 2007

•     GVBK - NASDAQ market

•     23% Insider Ownership

•     3 offices / 61 employees

1 - As of December 31, 2006

2 - FDIC Data - June, 2006

2006 Performance Highlights

  Record earnings of $3.9 million
  Continued solid asset growth
  Strong retail deposit production
  Impressive efficiency
  10% stock dividend provided in July of 2006
  Announced strategic expansion to Columbia market

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2006 Performance - Record Earnings

•         Net earnings increased 55% to $3.9 million

•         EPS = $1.20 per diluted share

•         ROA = .85%

•         ROE = 11.94%

Net Earnings (in thousands)

[CHART]

Net Operating Earnings (in thousands)

[CHART]

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2006 Performance - Solid Asset Growth

•         Assets increased 26% to $509 million

•         Loans increased 19% to $402 million

Total Assets (in millions)

[CHART]

Loans (in millions)

[CHART]

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2006 Performance - Strong Retail Deposit Production

•        Total deposits increased 36% in 2006

•        Total transaction account balances increased 38% in 2006

[CHART]

Source - FDIC - June 2006

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2006 Performance - Impressive Efficiency

•       Operating efficiency ratio = 49.2% for 2006

•        Infrastructure growth since 2004:

-     2 new offices

-     56% increase in the number of people

Efficiency Ratio

[CHART]

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2006 Performance - Efficiency Comparison

•       Assets per employee = $8.3 million

•       Earnings per employee = $76.8 thousand

Assets per Employee

[CHART]

Earnings per Employee

[CHART]

Source - FDIC - December 2006

2006 Performance - Strategic Expansion

[CHART]

[LOGO]

•        Additional talent added to executive team

•        Opportunity to duplicate successful model in Columbia SC market

[LOGO]                                                                                                                                                                                       [LOGO]

Strategic Plan

[GRAPH]

Strategic Plan - Grow Shareholder Value

•       Strategic initiatives designed to provide long-term value

•       10% stock dividend provided in July of 2006

[CHART]

Strategic Initiatives - By 2010:

  Capitalize on our ClientFIRST model

       -   Superior level of professional service

       -   Sustain past efficiencies

  Grow Greenville market share to more than 6%

  Duplicate successful model in Columbia market

  Grow assets to $1 billion

  Grow earnings in excess of $7 million

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Strategic Initiatives - Dynamic Markets

[CHART]

[LOGO]                                                                                                                                                                                           [LOGO]

First Quarter 2007 Progress Report:

  Assets increased to $558 million

  Strongest growth quarter in history for loans and deposits

  Compared to first quarter 2006:

   -   Loans increased 19% to $432 million

   -   Deposits increased 39% to $384 million

  Columbia has $15 million in loans outstanding

[LOGO]                                                                                                                                                                                       [LOGO]

Key Success Drivers

•       Experienced & Performance Driven Leadership

•       Unique ClientFIRST Model

•       Dynamic South Carolina Markets

•       Growth Story

•       Momentum

                                                                                                                                                                                                       [LOGO]

[LOGO]                                                                                                                                                                                               [LOGO]

SOUTHERN FIRST BANCSHARES, INC.

NASDAQ symbol = SFST

Thank You For Your Continued Support

Reconciliation of Non-GAAP Financial Measures

This presentation contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP").  Operating noninterest expense is used to compute the operating efficiency ratio (which is computed by dividing noninterest by the sum of net interest income and noninterest income).

                                                                                                              2006               2005

Net earnings, (GAAP)                                                                          $3,901            $2,514

      Non-operating items:

      Impairment on real estate, net of income taxes                                        -                   930

Operating earnings                                                                            $3,901            $3,444

Noninterest expense, (GAAP)                                                             $7,351            $7,856

      Non-operating items:

      Impairment on real estate                                                                       -                1,500

Operating noninterest expense                                                         $7,351            $6,356

Efficiency ratio

      GAAP                                                                                           49.2%             60.9%

      Operating                                                                                      49.2%             49.2%

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